                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   BlueMountain GP Holdings, LLC

Address:                                280 Park Avenue, 12th Floor
                                        New York, NY 10017

Date of Event Requiring Statement:      02/12/18

Name:                                   BlueMountain Long/Short Credit GP,
                                        LLC

Address:                                280 Park Avenue, 12th Floor
                                        New York, NY 10017

Date of Event Requiring Statement:      02/12/18

Name:                                   BlueMountain Guadalupe Peak Fund
                                        L.P.

Address:                                280 Park Avenue, 12th Floor
                                        New York, NY 10017

Date of Event Requiring Statement:      02/12/18

Name:                                   BlueMountain Nautical LLC

Address:                                280 Park Avenue, 12th Floor
                                        New York, NY 10017

Date of Event Requiring Statement:      02/12/18